AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2021, 2020 and 2019 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2021, and the related notes to the financial statements (collectively referred to as “the financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2022

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2021	2020
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$53,270	$49,194
Stocks:
Preferred stocks	31	36
Common stocks	1,261	1,082
Investments in affiliates	3,186	2,879
Mortgage loans on real estate	11,430	11,573
Real estate:
Company occupied	150	151
Investment properties	4,124	4,058
Cash, cash equivalents and short-term investments	4,136	6,620
Policy loans	2,737	2,765
Derivatives	13,136	20,197
Receivable for collateral on derivatives	109	210
Receivable for securities	3	1
Other invested assets	10,854	9,388
Total cash and invested assets	104,427	108,154
Investment income due and accrued	882	775
Premiums due	48	49
Amounts recoverable from reinsurers	448	360
Funds held by or deposited with reinsured companies	2,745	2,890
Other reinsurance receivable	345	284
Amounts due from affiliates	205	171
Other assets	2,055	1,981
Assets held in separate accounts	161,855	151,488
Total admitted assets	$273,010	$266,152

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2021	2020
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,515	$68,229
Policyholders’ and beneficiaries’ funds	2,558	2,494
Consumer notes	138	138
Dividends payable to policyholders	317	348
Policy benefits in process of payment	602	577
Other amount payable on reinsurance	500	502
Other policy obligations	37	40
Total policy and contract obligations	73,667	72,328
Payable to parent and affiliates	1,490	2,725
Transfers to (from) separate account, net	(314)	(325)
Asset valuation reserve	2,822	2,888
Reinsurance in unauthorized companies	66	55
Funds withheld from unauthorized reinsurers	310	167
Interest maintenance reserve	1,304	1,795
Net deferred tax liability	344	79
Derivatives	8,444	13,303
Payables for collateral on derivatives	1,361	2,096
Payables for securities	41	192
Funds held under coinsurance	9,523	8,904
Other general account obligations	1,685	1,449
Obligations related to separate accounts	161,855	151,488
Total liabilities	262,598	257,144

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2021 and 2020)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2021 and 2020)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	586	585
Unassigned surplus	6,602	5,199
Total capital and surplus	10,412	9,008
Total liabilities and capital and surplus	$273,010	$266,152

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$15,931	$11,667	$14,948
Consideration for supplementary contracts with life contingencies	118	141	145
Net investment income	4,470	4,095	4,406
Amortization of interest maintenance reserve	146	149	151
Commissions and expense allowance on reinsurance ceded	542	593	638
Reserve adjustment on reinsurance ceded	(8,860)	(4,593)	(7,575)
Separate account administrative and contract fees	1,777	1,683	1,711
Other (expenses) revenue	(30)	71	145
Total premiums and other revenues	14,094	13,806	14,569

Benefits paid or provided:
Death, surrender and other contract benefits, net	15,026	12,880	12,851
Annuity benefits	1,097	787	1,122
Disability and long-term care benefits	937	943	853
Interest and adjustments on policy or deposit-type funds	58	48	32
Payments on supplementary contracts with life contingencies	48	210	207
Increase (decrease) in life, annuity and long-term care reserves	1,208	2,297	1,863
Total benefits paid or provided	18,374	17,165	16,928

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,122	975	1,052
General expenses	1,161	972	1,041
Insurance taxes, licenses and fees	170	149	159
Net transfers to (from) separate accounts	(8,054)	(6,427)	(7,050)
Investment income ceded	489	2,664	1,577
Other (income) deductions	(1)	(264)	20
Total insurance expenses and other deductions	(5,113)	(1,931)	(3,201)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	833	(1,428)	842
Dividends to policyholders	76	92	110
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	757	(1,520)	732
Federal income tax expense (benefit)	(464)	(64)	(286)
Income (loss) from operations before net realized capital gains (losses)	1,221	(1,456)	1,018

Net realized capital gains (losses)	1,043	2,066	198
Net income (loss)	$2,264	$610	$1,216

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2019	$5	$3,219	$585	$5,061	$8,870
Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	5	3,219	585	5,199	9,008

Net income (loss)				2,264	2,264
Change in net unrealized capital gains (losses)				(11)	(11)
Change in net deferred income tax				(371)	(371)
Decrease (increase) in non-admitted assets				40	40
Change in liability for reinsurance in unauthorized reinsurance				(11)	(11)
Decrease (increase) in asset valuation reserves				66	66
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				(56)	(56)
Other adjustments, net			1	62	63
Balances at December 31, 2021	$5	$3,219	$586	$6,602	$10,412

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$16,051	$14,021	$15,079
Net investment income received	4,490	4,139	4,394
Separate account fees	1,777	1,683	1,711
Commissions and expenses allowance on reinsurance ceded	486	593	638
Miscellaneous income	109	304	207
Benefits and losses paid	(26,172)	(19,600)	(23,052)
Net transfers from (to) separate accounts	8,065	6,462	7,038
Commissions and expenses (paid) recovered	(2,660)	(4,808)	(3,467)
Dividends paid to policyholders	(107)	(120)	(127)
Federal and foreign income and capital gain taxes (paid) recovered	172	(479)	677
Net cash provided by (used in) operating activities	2,211	2,195	3,098

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,296	18,253	15,032
Stocks	142	203	142
Mortgage loans on real estate	1,176	919	1,698
Real estate	102	315	106
Other invested assets	2,393	1,054	1,558
Derivatives	879	1,969	-
Net gains (losses) on cash, cash equivalents and short term investments	(13)	18	1
Total investment proceeds	22,975	22,731	18,537

Cost of investments acquired:
Bonds	22,343	21,825	17,230
Stocks	128	118	105
Mortgage loans on real estate	1,125	830	1,261
Real estate	187	216	359
Other invested assets	2,266	1,307	1,354
Derivatives	-	-	139
Total cost of investments acquired	26,049	24,296	20,448
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(787)	885	(395)
Net (increase) decrease in policy loans	28	123	(100)
Net cash provided by (used in) investment activities	(3,833)	(557)	(2,406)

Financing and miscellaneous activities
Borrowed funds	2	497	(10)
Net deposits (withdrawals) on deposit-type contracts	65	233	(135)
Dividend paid to Parent	(580)	(975)	(845)
Other cash provided (applied)	(349)	1,411	1,126
Net cash provided by (used in) financing and miscellaneous activities	(862)	1,166	136

Net increase (decrease) in cash, cash equivalents and short-term investments	(2,484)	2,804	828
Cash, cash equivalents and short-term investments at beginning of year	6,620	3,816	2,988
Cash, cash equivalents and short-term investments at end of year	$4,136	$6,620	$3,816

Non-cash activities during the year:
Bonds and Common stocks transfer of assets	$120	$-	$-
Mortgage loans transfer of assets	(87)	-	-
Other invested assets transfer of assets	(33)	-	-
Premium and other operating activity related to reinsurance transactions, net	-	2,166	(109)
Transfer of invested assets related to reinsurance and other affiliate transactions, net	-	(2,166)	109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. The Company also discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to significant volatility in equity markets, decline in interest rates, increase in credit risk, strain on commodity markets and alternative long duration asset prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2021, 2020 and 2019, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2021 and 2020, the Company held reserves of $ 989 million and $ 1,055 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2021 and 2020. Reserves at December 31, 2021 and 2020 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 13% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2021 and 2020, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2021 and 2020, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the P&P Manual for real estate leased backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $87 million from mortgage loans and $33 million from other invested assets to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

In November 2020, the NAIC adopted the final version of the Group Capital Calculation template (“GCC”) and instructions.    The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group and is effective after December 31, 2021. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), it is not expected that these capital requirements will affect the Company.

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 – Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 – Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.    On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of Michigan enacted #785 legislation in 2021 and adopted #786 legislation effective May 18, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2021, 2020 and 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
U.S. government and agencies	$3,765	$210	$(71)	$3,904
States and political subdivisions	3,337	703	(9)	4,031
Foreign governments	2,699	65	(5)	2,759
Corporate bonds	37,476	4,929	(127)	42,278
Mortgage-backed and asset-backed securities	5,993	768	(15)	6,746

Total bonds	$53,270	$6,675	$(227)	$59,718

December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2021, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$912	$921
Due after one year through five years	6,110	6,400
Due after five years through ten years	10,073	10,690
Due after ten years	30,182	34,961
Mortgage-backed and asset-backed securities	5,993	6,746

Total	$53,270	$59,718

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2021	2020

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$442	$305
Bonds and cash pledged in support of exchange-traded futures	408	601
Bonds and cash pledged in support of cleared interest rate swaps	931	1,058

Total fair value	$1,781	$1,964

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	92
Pledged collateral under reinsurance agreements	2,974	2,899

Total carrying value	$3,080	$3,005

At December 31, 2021 and 2020, the Company held below investment grade corporate bonds of $2,737 million and $2,968 million, with an aggregate fair value of $2,944 million and $3,116 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2021

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2021:
U.S. government and agencies	$109	$(1)	$588	$(70)	$697	$(71)
States and political subdivisions	297	(6)	51	(3)	348	(9)
Foreign governments	121	(3)	56	(2)	177	(5)
Corporate bonds	4,829	(106)	404	(21)	5,233	(127)
Mortgage-backed and asset-backed securities	337	(15)	6	-	343	(15)

Total	$5,693	$(131)	$1,105	$(96)	$6,798	$(227)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

At December 31, 2021 and 2020, there were 510 and 146 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $70 million and $56 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $10 million, $112 million, and $27 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 14, 52, and 13 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2021, 2020 and 2019 was $29 million, $0 million, and $0 million, respectively. There were 1, 0, and 1 restructured corporate bonds for which an impairment was recognized during 2021, 2020 and 2019, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2021	2020	2019

(in millions)
Proceeds	$15,525	$16,955	$12,389
Realized gross gains	153	625	356
Realized gross losses	(218)	(67)	(50)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2021 and 2020.

Affiliate Transactions

In 2021, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $70 million and fair value of $72 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $256 million and fair value of $263 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $18 million and fair value of $33 million. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited, (“MRBL”). These bonds had a book value of $97 million and fair value of $96 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $214 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $299 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $17 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), for $243 million.

In 2020, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$20	$11	$-	$31
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	724	560	(23)	1,261
Affiliates*	1,589	1,597	-	3,186

Total stocks	$2,333	$2,168	$(23)	$4,478

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879

Total stocks	$2,316	$1,696	$(15)	$3,997

*Affiliates - fair value represents the carrying value

At December 31, 2021 and 2020, there were 53 and 73 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $10 million and $3 million at December 31, 2021 and 2020, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $2 million, $18 million, and $7 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 25, 144, and 132 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2021 and 2020, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2021:

Property Type	Carrying Value
(in millions)
Apartments	$3,256
Industrial	836
Office buildings	2,720
Retail	3,013
Agricultural	-
Agribusiness	188
Mixed use	6
Other	1,417
Allowance	(6)

Total mortgage loans on real estate	$11,430

December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,146
East South Central	182
Middle Atlantic	1,980
Mountain	755
New England	613
Pacific	3,590
South Atlantic	2,050
West North Central	335
West South Central	781
Canada / Other	4
Allowance	(6)

Total mortgage loans on real estate	$11,430

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

At December 31, 2021, the aggregate mortgages outstanding to any one borrower do not exceed $462 million.

During 2021, the respective maximum and minimum lending rates for mortgage loans issued were 3.30% and 3.30% for agricultural loans and 5.89% and 2.18% for commercial loans. The Company issued no purchase money mortgages in 2021 and 2020. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired loans was $29 million, $10 million, and $39 million at December 31, 2021, 2020 and 2019, respectively. The Company recognized $0 million, $1 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2021:
Recorded Investment
Current	$281	$-	$10,988	$167	$11,436
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2021 and 2020. The Company was not a participant or co-lender in a mortgage loan agreement in 2021 and 2020.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2021	2020

(in millions)
AAA	$319	$305
AA	2,896	2,975
A	5,202	5,137
BBB	2,710	2,536
BB	275	609
B and lower and unrated	28	11

Total	$11,430	$11,573

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2021	2020

(in millions)
Properties occupied by the company	$198	$195
Properties held for the production of income	5,257	5,088
Properties held for sale	-	-
Less accumulated depreciation	(1,181)	(1,074)

Total	$4,274	$4,209

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2021, 2020 and 2019, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). The Company funded $40 million and $60 million of the commitment during the years ended December 31, 2021 and 2020, respectively. The commitment is fully funded with no additional capital required.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2021 and 2020.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $31 million, $21 million, and $97 million of impairments on partnerships and LLCs during the years ended December 31, 2021, 2020 and 2019, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2021, the Company acquired at fair value, other invested assets from an affiliate, JHFLLC, for $47 million.

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2021 or 2020.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2021 and 2020, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2021 and 2020.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2021 or 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2021	2020	2019

(in millions)
Income:
Bonds	$2,171	$2,135	$2,117
Preferred stocks	-	-	-
Common stocks	15	17	125
Mortgage loans on real estate	540	566	569
Real estate	459	461	432
Policy loans	170	177	188
Cash, cash equivalents and short-term investments	7	20	45
Other invested assets	1,032	783	920
Derivatives	655	493	519
Other income	(12)	7	-

Total investment income	5,037	4,659	4,915

Expenses
Investment expenses	(365)	(372)	(331)
Investment taxes, licenses and fees, excluding federal income taxes	(54)	(55)	(51)
Investment interest expense	(41)	(44)	(42)
Depreciation on real estate and other invested assets	(107)	(93)	(85)

Total investment expenses	(567)	(564)	(509)

Net investment income	$4,470	$4,095	$4,406

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2021	2020	2019

(in millions)
Realized capital gains (losses)	$916	$3,010	$735
Less amount transferred to the IMR (net of related tax benefit (expense) of $87 in 2021, $(174) in 2020, and $(89) in 2019)	(328)	653	336

Realized capital gains (losses) before tax	1,244	2,357	399
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	291	201

Net realized capital gains (losses)	$1,043	$2,066	$198

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,003	$-	$-	$152	$148
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	4,258	-	-	332	230
	Foreign currency swaps	319	26	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,914	-	-	294	77
	Equity total return swaps	46	-	-	4	-

Total Derivatives in Effective Hedge Accounting Relationships		$9,540	$26	$-	$820	$455

Other Hedging Relationships
	Interest rate swaps	$122,686	$10,409	$7,947	$10,409	$7,947
	Interest rate treasury locks	11,051	1,267	177	1,267	177
	Interest rate options	6,427	334	-	334	-
	Interest rate futures	7,718	-	-	-	-
	Foreign currency swaps	1,409	374	302	374	302
	Foreign currency forwards	1,509	3	17	3	17
	Foreign currency futures	654	-	-	-	-
	Equity total return swaps	165	23	-	23	-
	Equity index options	7,843	700	1	700	1
	Equity index futures	4,906	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$164,368	$13,110	$8,444	$13,110	$8,444

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$398	$15
	Treasury locks	5	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,281	$-	$-	$398	$15

Total Derivatives		$178,189	$13,136	$8,444	$14,328	$8,914

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$ 1,359	$ –	$–	$287	$195
	Foreign currency swaps	–	–	–	–	–
Cash flow hedges	Interest rate swaps	5,217	–	–	766	367
	Foreign currency swaps	321	27	–	38	1
	Foreign currency forwards	–	–	–	–	–
	Interest rate treasury locks	3,310	–	–	457	49
	Equity total return swaps	41	–	–	3	–

Total Derivatives in Effective Hedge Accounting Relationships		$ 10,248	$ 27	$–	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	–	479	–
	Interest rate futures	10,281	–	–	–	–
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	–	–	–	–
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	–	–	–	–
	Credit default swaps	–	–	–	–	–

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$ 4,276	$ –	$–	$762	$–
	Treasury locks	–	–	–	–	–

Total Derivatives in Replication Synthetic Asset Transactions		$ 4,276	$ –	$–	$762	$–

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2021, 2020 and 2019, respectively, the Company recorded unrealized gains (losses) of $283 million, $376 million, and $278 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2021, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 25 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2021, 2020 and 2019 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2021	2020	2019

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(878)	$19	$(171)
Interest rate treasury locks	(861)	836	916
Interest rate options	(101)	204	89
Interest rate futures	80	92	(379)
Foreign currency swaps	6	7	18
Foreign currency forwards	(37)	16	(2)
Foreign currency futures	5	(3)	5
Equity total return swaps	11	(4)	(15)
Equity index options	218	122	177
Equity index futures	(18)	(48)	(169)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(1,575)	$1,241	$469

Net realized capital gain (loss):
Interest rate swaps	$1,441	$19	$11
Interest rate treasury locks	94	1,240	428
Interest rate options	(19)	(3)	(17)
Interest rate futures	(677)	723	873
Foreign currency swaps	1	4	6
Foreign currency forwards	53	(17)	21
Foreign currency futures	43	(40)	18
Equity total return swaps	(18)	6	(17)
Equity index options	220	76	(1)
Equity index futures	(957)	(238)	(944)
Credit default swaps	-	-	1

Total net realized capital gain (loss)	$181	$1,770	$379

Total gain (loss) from derivatives in other hedging relationships	$(1,394)	$3,011	$848

The table above does not include unrealized gains (losses) of $14 million, ($2) million, $17 million and realized gains (losses) of ($3) million, $0 million and $6 million for the years ended December 31, 2021, 2020 and 2019, respectively.    These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($351) million, $144 million, and $36 million (including ($421) million, $31 million, and $23 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2021, 2020 and 2019, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2021, and 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company held no purchased credit protection at December 31, 2021 and 2020. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2021 and 2020, the Company accepted collateral consisting of cash of $1,361 million and $2,096 million, and various securities with a fair value of $4,449 million and $7,166 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2022	$ 181
2023	-
2024	-
2025	-
Thereafter	-

Total Future Settled Premiums	$ 181

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$143	$92	$235
Current Year	$181	$111	$292

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2021 and 2020, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $298 million and $367 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2021 and 2020, the equity total return swap agreements with MLI had a fair value of $25 million and $10 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2021 and 2020, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $1 million and $2 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	7	7	-	-	7	-

Total preferred stocks	7	7	-	-	7	-
Common stocks:
Industrial and misc	1,261	1,261	1,177	-	84	-

Total common stocks	1,261	1,261	1,177	-	84	-
Derivatives:
Interest rate swaps	10,409	10,409	-	10,409	-	-
Interest rate treasury locks	1,267	1,267	-	120	1,147	-
Interest rate options	334	334	-	60	274	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	374	374	-	374	-	-
Foreign currency forwards	3	3	-	3	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	23	23	-	-	23	-
Equity index options	700	700	-	700	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,110	13,110	-	11,666	1,444	-
Assets held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total assets	$176,233	$176,233	$158,675	$14,203	$3,355	$-

Liabilities:
Derivatives:
Interest rate swaps	$7,947	$7,947	$-	$7,947	$-	$-
Interest rate treasury locks	177	177	-	11	166	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	302	302	-	302	-	-
Foreign currency forwards	17	17	-	17	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,444	8,444	-	8,278	166	-
Liabilities held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total liabilities	$170,299	$170,299	$157,498	$10,815	$1,986	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$53,270	$57,139	$77	$55,235	$1,827
Preferred stocks	24	24	-	-	24
Mortgage loans on real estate	11,430	12,548	-	-	12,548
Cash, cash equivalents and short term investments	4,136	4,136	2,088	2,048	-
Policy loans	2,737	2,737	-	2,737	-
Derivatives in effective hedge accounting and RSAT relationships	26	1,218	-	966	252

Total assets	$71,623	$77,802	$2,165	$60,986	$14,651

Liabilities:
Consumer notes	$138	$165	$-	$-	$165
Borrowed money	500	500	-	500	-
Policy reserves	1,101	1,100	-	-	1,100
Policyholders’ and beneficiaries’ funds	975	1,138	-	1,138	-
Derivatives in effective hedge accounting and RSAT relationships	-	470	-	393	77

Total liabilities	$2,714	$3,373	$-	$2,031	$1,342

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,579 million and $2,491 million at December 31, 2021 and 2020, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2021, 2020 and 2019, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$16	$1	$-	$-	$-	$-	$(1)	$-	$-	$(16)	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(1)	-	-	(16)	-
Preferred stocks:
Industrial and misc	16	(3)	-	-	4	-	(10)	-	-	-	7
Total preferred stocks	16	(3)	-	-	4	-	(10)	-	-	-	7
Common stocks:
Industrial and misc	88	5	(3)	-	1	-	(7)	-	-	-	84
Total common stocks	88	5	(3)	-	1	-	(7)	-	-	-	84
Net derivatives	2,210	132	(779)	-	-	-	-	(136)	-	(149)	1,278
Separate account assets/liabilities	1,786	135	-	-	23	-	(124)	-	-	-	1,820

Total	$4,116	$270	$(782)	$-	$28	$-	$(142)	$(136)	$-	$(165)	$3,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums earned
Direct	$21,413	$18,998	$20,649
Assumed	487	522	519
Ceded	(5,969)	(7,853)	(6,220)
Net	$15,931	$11,667	$14,948

Benefits to policyholders ceded	$ (15,679)	$ (14,395)	$ (15,433)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2021, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2021, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,215 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(184)	$(208)	$(233)
Premiums assumed	74	83	93
Benefits ceded	(602)	(629)	(601)
Benefits assumed	241	252	240

Other reinsurance receivable (payable)	21	(1)	-
Funds held by or deposited with reinsured companies	2,741	2,885	3,038

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$(1)
Benefits ceded, net	(329)	(536)	(623)

Other reinsurance receivable	69	69	81
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(440)	(455)	(474)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	50	45
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2021	2020

(in millions)
Premiums ceded, net	$-	$(2,438)
Benefits ceded, net	(29)	(8)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable (payable)	4	2
Other amounts payable on reinsurance	-	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. At the end of 2020, the Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. During December 2021, the Company collected $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2021, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$(122)	$(138)	$(159)
Benefits ceded, net	(374)	(439)	(396)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	56	59	42
Other amounts payable on reinsurance	8	6	3
Treaty settlement received (paid)	136	171	207

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(487)	$(482)	$(510)
Benefits ceded	(670)	(638)	(615)

Other reinsurance receivable	12	8	-
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	9,145	8,628	7,771
Treaty settlement received (paid)	50	27	5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,876 million and $9,589 million at December 31, 2021 and 2020, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $9,145 million and $8,628 million at December 31, 2021 and 2020, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(2,865)	$(2,797)	$(3,243)
Benefits ceded	(10,752)	(8,739)	(10,026)

Other reinsurance receivable	121	59	7
Other amounts payable on reinsurance	246	287	367
Funds withheld from unauthorized reinsurers	310	167	16
Funds held under coinsurance	24	-	81
Treaty settlement received (paid)	(315)	867	(448)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $693 million and $780 million as a coinsurance reserve and JHUSA holds $1,305 million and $2,199 million as a modified coinsurance reserve at December 31, 2021 and 2020,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $98 million and $167 million at December 31, 2021 and 2020, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table above includes the 2021 activity in MRBL related to universal life policies from Manulife Reinsurance Limited (“MRL”) that were novated to MRBL in 2020.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MRL:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$-	$30	$(102)
Benefits ceded	-	(579)	(623)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	-	7
Funds withheld from unauthorized reinsurers	-	-	145
Treaty settlement received (paid)	-	(23)	(30)

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(29)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(26)	(24)
Benefits assumed	25	23	19

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	6	6	4
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(26)	(20)	(22)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(144)	$(161)	$(150)
Premiums assumed	-	-	-
Benefits ceded	(57)	(44)	(22)
Benefits assumed	-	-	-

Other reinsurance receivable	-	-	7
Other amounts payable on reinsurance	6	9	-
Funds held under coinsurance	354	276	222
Treaty settlement received (paid)	(20)	(63)	(6)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,705	$69	$1,774
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,584	69	1,653
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,584	69	1,653
(f) Deferred tax liabilities	1,854	143	1,997
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(270)	$(74)	$(344)

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	Change
	(7)	(8)	(9)
	(Col 1 -4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$145	$(18)	$127
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	145	(18)	127
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	145	(18)	127
(f) Deferred tax liabilities	366	26	392
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(221)	$(44)	$(265)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2021 and 2020, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$59	$59

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	350	-	350
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	350	-	350
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,561	-	1,561

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,234	10	1,244

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,584	$69	$1,653

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(17)	$(17)

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	154	-	154
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	154	-	154
2. Adjusted gross deferred tax assets allowed per limitation threshold.	212	-	212

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(9)	(1)	(10)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$145	$(18)	$127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2021	2020

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	882%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,404	$8,997

Impact of tax planning strategies is as follows:

	December 31, 2021
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,584	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,584	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2020
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 -4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$145	$(18)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$145	$(18)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 – 2)
	2021	2020	Change

(in millions)

1. Current income tax
(a) Federal	$(464)	$(64)	$ (400)
(b) Foreign	-	-	-

(c) Subtotal	(464)	(64)	(400)
(d) Federal income tax expense (benefit) on net capital gains	201	291	(90)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(263)	$227	$ (490)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2021	2020	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	703	682	21
(4) Investments	98	103	(5)
(5) Deferred acquisition costs	540	473	67
(6) Policyholder dividends accrual	44	46	(2)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	75	32	43
(9) Pension accrual	26	21	5
(10) Receivables - nonadmitted	58	62	(4)
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	122	121	1
(13) Other (including items <5% of total ordinary tax assets)	39	20	19

(99) Subtotal	$1,705	$1,560	$145

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,584	$1,439	$145

(e) Capital:
(1) Investments	$69	$87	$(18)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$69	$87	$(18)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$87	$(18)
(i) Admitted deferred tax assets (2(d)+2(h))	$1,653	$1,526	$127

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,595	$1,176	$419
(2) Fixed assets	22	27	(5)
(3) Deferred and uncollected premium	7	6	1
(4) Policyholder reserves	187	208	(21)
(5) Other (including items <5% of total ordinary tax liabilities)	43	71	(28)

(99) Subtotal	$1,854	$1,488	$366
(b) Capital:
(1) Investments	$143	$117	$26
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$143	$117	$26

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,997	$1,605	$392

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(344)	$(79)	$(265)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,

	2021	2020	Change

(in millions)

Total deferred tax assets	$1,653	$1,526	$127
Total deferred tax liabilities	1,997	1,605	392

Net deferred tax assets (liabilities)	$(344)	$(79)	$(265)

Tax effect of unrealized gains and losses			103
Tax effect of unrealized foreign exchange gains (losses)			3
Other

Change in net deferred income taxes			$(371)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2021	2020	2019

(in millions)

Ordinary provisions computed at statutory rate	$183	$67	$221
Net realized capital gains (losses) before IMR at statutory rate	168	246	87
Change in nonadmitted assets	-	-	-
Reinsurance	(14)	47	(49)
Valuation allowance	-	-	-
Tax-exempt income	(16)	(18)	(22)
Nondeductible expenses	2	3	2
Foreign tax expense gross up	5	5	6
Amortization of IMR	(31)	(87)	(32)
Tax recorded in surplus	7	(11)	(11)
Dividend received deduction	(119)	(95)	(134)
Investment in subsidiaries	(16)	(15)	(16)
Prior year adjustment	(26)	(12)	(19)
Tax credits	(22)	(21)	(27)
Change in tax reserve	(12)	1	(13)
Pension	-	-	-
Tax rate change	-	(32)	-
Other	(1)	-	-

Total	$108	$78	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal and foreign income taxes incurred	$(464)	$(64)	$(286)
Capital gains tax	201	291	201
Change in net deferred income taxes	371	(149)	78

Total statutory income tax expense (benefit)	$108	$78	$(7)

As of December 31, 2021, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

Foreign Tax Credits	2018	2028	-
	2019	2029	-
	2020	2030	1

			$ 1

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $277 million and $0 million for the years 2021, 2020 and 2019 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc (formerly known as (“FKA”) Farmland Management Services, Inc.)	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Leasing Corp.
Manulife Investment Management Agriculture Services Inc (FKA Hancock Farmland Services, Inc. )	John Hancock Life & Health Insurance Company
Manulife Investment Management Forest Management Inc (FKA Hancock Forest Management Inc.)	John Hancock Life Insurance Company of New York
Manulife Investment Management Timberland and Agriculture Inc (FKA Hancock Natural Resource Group Inc.)	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc (FKA John Hancock Natural Resource Corp.)
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $27 million and $37 million at December 31, 2021 and 2020, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company will appeal.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2021	2020
(in millions)
Balance at beginning of year	$72	$71
Additions based on tax positions related to the current year	-	1
Payments	-	-
Additions for tax positions of prior years	17	-
Reductions for tax positions of prior years	(21)	-
Balance at end of year	$68	$72

Included in the balances as of December 31, 2021 and 2020, are $68 million and $72 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2021 and 2020, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2021 and 2020, respectively. The Company did not recognize any material penalties for the years ended December 31, 2021, 2020 and 2019.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2021, 2020 and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

2019, the Company paid ordinary dividends of $580 million, $975 million and $845 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2021 and 2020, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $586 million outstanding as of December 31, 2021.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2021, 2020 and 2019. Total interest paid through December 31, 2021 was $913 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. Interest expense was $2 million, $3 million, and $5 million for the years ended December 31, 2021, 2020 and 2019, respectively. Total interest paid through December 31, 2021 was $34 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $236 million, $178 million, and $216 million, respectively, for the years ended December 31, 2021, 2020 and 2019.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $716 million, $688 million, and $744 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

During 2021, 2020 and 2019, respectively, the Company received dividends of $27 million, $21 million, and $22 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $76 million, $72 million, and $77 million from JHD, $0 million, $0 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $286 million, $217 million, and $251 million from John Hancock Subsidiaries LLC (“JHS LLC”). These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2021 and 2020, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $602 million and $596 million at December 31, 2021 and 2020, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2021	2020
(In millions)
The Manufacturers Investment Corporation	$72	$1,262
John Hancock Financial Corporation	126	53
Manulife Reinsurance Limited	10	23
Manulife Reinsurance (Bermuda) Limited	117	185
Manulife (Michigan) Reassurance Company	9	2
John Hancock Life & Health Insurance Company	177	187
John Hancock Reassurance Company, Ltd.	88	172
John Hancock Life Insurance Company New York	309	377
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	20	23
John Hancock Insurance Agency, Inc.	14	6
Essex Corporation	1	1
John Hancock Signature Services, Inc.	1	8
John Hancock Realty Advisors, Inc.	2	2
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	80	82
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	33
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	22	7
John Hancock Retirement Plan Services LLC	27	23
The Berkeley Financial Group, LLC	2	3
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	26	23
JH Networking Insurance Agency, Inc.	7	2
John Hancock Financial Network, Inc.	43	43
Manulife Investment Management Timberland and Agriculture, Inc.	30	19
Manulife Investment Management Forest Management, Inc.	5	4
John Hancock Personal Financial Services, LLC	4	7
John Hancock Funding Company LLC	37	10
Total	$1,288	$2,577

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

At December 31, 2021, 2020 and 2019, the Company held a common stock investment in MMRC of $417 million, $381 million and $291 million, respectively. As of December 31, 2021, 2020 and 2019, MMRC’s total admitted assets included an $861 million, $764 million, and $634 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2021, 2020 and 2019, without the modification the Company’s investment in MMRC would be ($444) million, ($383) million and ($344) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $549 million, purchase other invested assets of $2,473 million, purchase real estate of $207 million, and issue agricultural and commercial mortgages of $94 million at December 31, 2021. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2022.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2022	$7
2023	3
2024	2
2025	1
2026	1
Thereafter	10

Total	$24

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds have been distributed.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class, as defined, now covers policies subjected to the COI increase. In addition to the class action, there are nine individual lawsuits opposing the Performance UL COI increases that also have been filed. Each of the lawsuits, except two, is brought by plaintiffs owning multiple policies and/or by entities managing them for investment purposes. Three of the non-class lawsuits are pending in New York state court; and six are pending in the U.S. District Court for the Southern District of New York. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. On January 5, 2022, the Court gave preliminary approval to a proposed settlement of the class litigation. The settlement is being implemented and a Final Fairness Hearing is scheduled for May 17, 2022. In 2021, the Company recorded an accrual for the potential settlement of the class action. The Company intends to continue to vigorously defend these matters.

On February 27, 2020, a class action lawsuit was filed against the Company and the U.S. Benefits Committee in the U.S. District Court for the District of Massachusetts (the “Court”) by former employees of the Company on behalf of all Plan

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participants, asserting claims for alleged violations of the Employee Retirement Income Security Act of 1974 (“ERISA”) and challenging the competitiveness of the administrative and investment funds fees. On September 30, 2021, the Court granted its final approval to the agreed-upon settlement. Under the Court approved settlement, an amount of $14 million, net of administrative expenses, legal fees, and service awards, will be placed into a settlement fund for the benefit of those who have participated in the Plan and are eligible to participate in the settlement and for plaintiff’s council fees and settlement administration costs. The settlement was entered into solely for the purpose of avoiding possible future expenses, burdens, or distractions of litigation and the Company and U.S. Benefits Committee deny all claims of wrongdoing or liability against them and assert that they have always acted prudently and in the best interests of Plan Participants and beneficiaries. The Company and U.S. Benefits Committee believe that the Plan is well managed, its funds are of a high quality, it provides a generous benefit, including providing matching contributions and waiving most investment advisory fees, and the Plan has not caused any injury or damage.

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$329	$157	$1,423	$1,909	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	192	-	140,847	141,039	87%

Total with adjustment or at fair value	521	157	142,270	142,948	88%
At book value without adjustment (minimal or no charge or adjustment)	4,199	-	-	4,199	3%
Not subject to discretionary withdrawal	13,701	175	285	14,161	9%

Total (gross)	18,421	332	142,555	161,308	100%

Reinsurance ceded	8,889	-	-	8,889

Total (net)	$9,532	$332	$142,555	$152,419

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,017	6,004	6,088
c. Universal Life with Secondary Guarantees	14,323	12,741	26,002
d. Indexed Universal Life	177	172	164
e. Indexed Universal Life with Secondary Guarantees	2,992	2,511	3,523
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	16,553	16,553	16,639
h. Variable Life	29	15	24
i. Variable Universal Life	3,062	3,047	2,958
j. Miscellaneous Reserves	-	-	7,328
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,011
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	30
d. Disability - Disabled Lives	-	-	141
e. Miscellaneous Reserves	-	-	252

(3) Total (gross: direct + assumed)	$43,153	$41,043	$66,167
(4) Reinsurance Ceded	11,235	10,711	21,246

(5) Total (net) (3) - (4)	$31,918	$30,332	$44,921

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,367	$2,335	$2,366
i. Variable Universal Life	16,184	15,918	15,959
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$18,551	$18,253	$18,325
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$18,551	$18,253	$18,325

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2021	2020	2021	2020

Group Annuity Contracts (401K)	$111,384	$102,008	$-	$-
Variable and Fixed Annuities	28,057	28,882	18	20
Life Insurance	18,807	16,710	-	-
Fixed Products - Institutional and stable value fund	1,872	2,067	-	-
Fixed Products - Retail	35	29	168	285
Investments - Funds	1,514	1,487	-	-

Total	$161,669	$151,183	$186	$305

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2021	$164	$51
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2021	2020

(in millions, except for ages)
Account value	$28,162	$29,088
Amount of reserve held	1,733	2,873
Net amount at risk - gross	3,857	4,757
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2021 and 2020:

•	VM-21 is used in both years to determine the aggregate reserve for products falling under the scope.

•	The prescribed Economic Scenario Generator (“ESG”) is used for VM-21 in both years, so there are no calibration criteria requirements.

•

In 2021 and 2020, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2021 and 2020, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2021	2020

(in millions)
Type of Fund
Equity	$28,328	$26,756
Balanced	8,142	8,257
Bonds	5,297	5,588
Money Market	414	483

Total	$42,181	$41,084

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2021			2020

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$15,562	$15,562	$-	$13,370	$13,370

Reserves for accounts with assets at:
Fair value	332	160,880	161,212	440	150,318	150,758
Amortized cost	-	-	-	-	-	-

Total	$332	$160,880	$161,212	$440	$150,318	$150,758

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2021			2020

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$157	$1,423	$1,580	$241	$1,590	$1,831
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,078	1,078	-	1,118	1,118
At fair value	-	156,333	156,333	-	145,636	145,636
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,761	1,761	-	1,735	1,735

Subtotal	157	160,595	160,752	241	150,079	150,320
Not subject to discretionary withdrawal	175	285	460	199	239	438

Total	$332	$160,880	$161,212	$440	$150,318	$150,758

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2021	2020	2019

(in millions)
Transfers to separate accounts	$16,883	$18,902	$16,277
Transfers from separate accounts	24,937	25,329	23,327

Net transfers to (from) separate accounts	$(8,054)	$(6,427)	$(7,050)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $29 million, $32 million, and $30 million in 2021, 2020 and 2019, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2021, 2020 and 2019, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $297 million and $333 million at December 31, 2021 and 2020, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2021, 2020 and 2019, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2021 and 2020 was $169 million and $147 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2021 and 2020 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2021, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

At December 31, 2021, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

At December 31, 2021, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2021. At December 31, 2021, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2021, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was set to expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2021, the Company had $115 million in outstanding loans to JHS LLC under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $2 million and $3 million for the years ended December 31, 2021 and 2020.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On December 15, 2021, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2022. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 54 basis points per annum and is payable quarterly. At December 31, 2021, the Company had $0 million outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). The loan was to be repaid and the facility terminated on or before June 30, 2021. During 2021, the loan facility was renewed and extended to June 30, 2022. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 47 basis points per annum. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2021 and 2020 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Aggregate maturities of consumer notes are as follows: 2022-$13 million; 2023-$33 million; 2024-$33 million; 2025-$0 million; 2026-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $6 million, $8 million, and $4 million in 2021, 2020 and 2019, respectively. Interest paid amounted to $8 million, $8 million, and $6 million in 2021, 2020 and 2019, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $0 million for the years ended December 31, 2021, 2020 and 2019, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2021

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $21 million was classified as not eligible for redemption for the years ended December 31, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2021

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$2,278	$2,031	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,278	$2,031	$500

	December 31, 2020
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,460	$2,159	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,460	$2,159	$500

	December 31, 2020
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2021

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2021 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2021	2020

(in millions)
Assets:
Bonds	$1,594	$1,837
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	407	391
Real estate	639	640
Cash, cash equivalents and short-term investments	20	12
Policy loans	1,636	1,654
Other invested assets	614	655

Total cash and invested assets	4,910	5,189
Investment income due and accrued	100	99
Premiums due	3	4
Net deferred tax asset	35	36
Other reinsurance receivable	239	25
Other closed block assets	1	2

Total closed block assets	$5,288	$5,355

Obligations:
Policy reserves	4,079	5,040
Policyholders’ and beneficiaries’ funds	53	54
Dividends payable to policyholders	251	274
Policy benefits in process of payment	125	173
Other policy obligations	2	-
Current federal income taxes payable	332	-
Other closed block obligations	195	194

Total closed block obligations	$5,037	$5,735

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2021 financial statements through March 30, 2022, the date the financial statements were issued.

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to reinsure a block of legacy U.S. variable annuity (“VA”) policies. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,709 million and cash paid of $997 million. The Company recorded a pre-tax gain of $711 million and an increase of $562 million to statutory surplus. The transaction was effective on February 1, 2022.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $233 million, including a recapture fee and a decrease to surplus of $201 million, net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement and was effective on February 1, 2022.

Effective December 31, 2021, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which would have expired February 15, 2022. The line of credit agreement was extended to February 15, 2032.

A u d i t e d   F i n a n c i a l   S t a t e m e n t s

John Hancock Life Insurance Company (U.S.A.) Separate Account I

December 31, 2021

1 of 36

John Hancock Life Insurance Company (U.S.A.)

Separate Account I

Audited Financial Statements

December 31, 2021

2 of 36

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account I

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account I (the “Separate Account”) as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 30, 2022

3 of 36

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account I

500 Index Fund Series NAV	Managed Volatility Conservative Portfolio Series I
Active Bond Trust Series I	Managed Volatility Growth Portfolio Series I
American Asset Allocation Trust Series I	Managed Volatility Moderate Portfolio Series I
American Global Growth Trust Series I	Mid Cap Growth Trust Series I
American Growth Trust Series I	Mid Cap Index Trust Series I
American Growth-Income Trust Series I	Mid Value Trust Series I
American International Trust Series I	Money Market Trust Series I
Blue Chip Growth Trust Series I	Opportunistic Fixed Income Trust Series I
Capital Appreciation Trust Series I	PIMCO All Asset
Core Bond Trust Series I	Real Estate Securities Trust Series I
Disciplined Value International Trust Series I	Science & Technology Trust Series I
Equity Income Trust Series I	Select Bond Trust Series I
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series I
Global Equity Trust Series I	Small Cap Opportunities Trust Series I
Health Sciences Trust Series I	Small Cap Stock Trust Series I
High Yield Trust Series I	Small Cap Value Trust Series I
International Equity Index Series I	Small Company Value Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series I
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I
Managed Volatility Balanced Portfolio Series I	Ultra Short Term Bond Trust Series I

4 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

			American Asset	American Global		American Growth-
	500 Index Fund	Active Bond Trust	Allocation Trust	Growth Trust Series	American Growth	Income Trust Series
	Series NAV	Series I	Series I	I	Trust Series I	I

Total Assets
Investments at fair value	$1,863,293	$124,514	$483,942	$56,428	$567,149	$314,955

Units outstanding	26,806	4,437	12,510	1,492	5,027	4,483
Unit value	$69.51	$28.06	$38.68	$37.82	$112.82	$70.26

Shares	35,539	12,718	36,914	2,609	21,394	16,979
Cost	$1,043,355	$126,850	$476,492	$44,737	$384,309	$272,519

See accompanying notes.

5 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American				Disciplined Value
	International Trust	Blue Chip Growth	Capital Appreciation	Core Bond Trust	International Trust	Equity Income Trust
	Series I	Trust Series I	Trust Series I	Series I	Series I	Series I

Total Assets
Investments at fair value	$39,725	$6,015,647	$3,145,952	$68,485	$1,389,806	$2,797,405

Units outstanding	809	37,788	35,428	5,717	42,960	32,599
Unit value	$49.10	$159.19	$88.80	$11.98	$32.35	$85.81

Shares	1,932	146,902	420,582	5,228	96,649	168,214
Cost	$34,802	$4,917,290	$2,316,227	$71,546	$1,206,099	$2,496,067

See accompanying notes.

6 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Fundamental Large
	Financial Industries	Cap Value Trust	Global Equity Trust	Health Sciences	High Yield Trust	International Equity
	Trust Series I	Series I	Series I (a)	Trust Series I	Series I	Index Series I
Total Assets
Investments at fair value	$6,824	$4,636,938	$1,340,297	$185,292	$245,510	$97,238

Units outstanding	144	77,920	26,884	1,140	5,329	5,405
Unit value	$47.39	$59.51	$49.85	$162.54	$46.07	$17.99

Shares	417	160,392	52,893	5,922	46,323	4,802
Cost	$5,049	$3,096,441	$881,765	$158,366	$240,419	$76,468

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series I.

See accompanying notes.

7 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	International Small		Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Company Trust	Investment Quality	Balanced Portfolio	Conservative	Growth Portfolio	Moderate Portfolio
	Series I	Bond Trust Series I	Series I	Portfolio Series I	Series I	Series I
Total Assets
Investments at fair value	$944,213	$572,573	$723,878	$115,016	$3,303,650	$189,956

Units outstanding	38,156	13,338	13,975	2,450	67,613	3,628
Unit value	$24.75	$42.93	$51.80	$46.95	$48.86	$52.36

Shares	58,720	49,789	58,003	9,864	248,769	15,816
Cost	$676,101	$574,338	$720,128	$110,215	$3,098,854	$194,867

See accompanying notes.

8 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

					Opportunistic Fixed
	Mid Cap Growth	Mid Cap Index	Mid Value Trust	Money Market Trust	Income Trust Series
	Trust Series I (b)	Trust Series I	Series I	Series I	I	PIMCO All Asset
Total Assets
Investments at fair value	$1,242,551	$1,686,292	$55,669	$496,635	$425,946	$248,360

Units outstanding	12,148	18,912	1,105	19,263	11,026	7,314
Unit value	$102.28	$89.17	$50.38	$25.78	$38.63	$33.96

Shares	62,565	67,750	4,651	496,635	34,602	21,119
Cost	$1,214,371	$1,425,945	$48,906	$496,635	$436,937	$229,224

(b)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

See accompanying notes.

9 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Real Estate	Science &		Short Term		Small Cap
	Securities Trust	Technology Trust	Select Bond Trust	Government Income	Small Cap Index	Opportunities Trust
	Series I	Series I	Series I	Trust Series I	Trust Series I	Series I
Total Assets
Investments at fair value	$298,109	$858,573	$73,463	$237,122	$46,201	$383,243

Units outstanding	889	6,619	6,071	20,629	711	4,953
Unit value	$335.33	$129.71	$12.10	$11.49	$64.98	$77.38

Shares	10,852	23,465	5,270	19,960	2,677	11,420
Cost	$171,689	$695,888	$75,841	$243,426	$40,093	$297,358

See accompanying notes.

10 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

				Strategic Income
	Small Cap Stock	Small Cap Value	Small Company	Opportunities Trust	Total Stock Market	Ultra Short Term
	Trust Series I	Trust Series I	Value Trust Series I	Series I	Index Trust Series I	Bond Trust Series I
Total Assets
Investments at fair value	$79,207	$36,024	$15,875	$1,377,684	$1,306,330	$23,108

Units outstanding	1,211	895	227	41,141	21,935	2,153
Unit value	$65.41	$40.25	$69.93	$33.49	$59.55	$10.73

Shares	7,720	1,969	1,261	97,847	42,303	2,065
Cost	$66,963	$35,922	$16,551	$1,326,373	$945,628	$24,008

See accompanying notes.

11 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		American Asset Allocation Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$23,428	$26,616	$4,042	$2,026	$7,492	$6,462
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	23,428	26,616	4,042	2,026	7,492	6,462
Realized gains (losses) on investments:
Capital gain distributions received	69,426	27,389	1,913	-	25,506	56,266
Net realized gain (loss)	83,966	33,594	441	2,226	(12,590)	18,871
Realized gains (losses)	153,392	60,983	2,354	2,226	12,916	75,137
Unrealized appreciation (depreciation) during the period	258,001	168,514	(6,600)	4,584	48,990	(26,549)
Net increase (decrease) in net assets from operations	434,821	256,113	(204)	8,836	69,398	55,050
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	(101,566)	45,092	62,061	181	778	5,997
Transfers on general account policy loans	195	(156)	58	(323)	(1,497)	(4,629)
Withdrawals	(43,884)	(85,193)	(6,845)	(53,999)	(91,342)	(89,742)
Annual contract fee	(30,850)	(25,686)	(1,956)	(2,035)	(9,566)	(9,544)
Net increase (decrease) in net assets from principal transactions	(176,105)	(65,943)	53,318	(56,176)	(101,627)	(97,918)
Total increase (decrease) in net assets	258,716	190,170	53,114	(47,340)	(32,229)	(42,868)
Net assets at beginning of period	1,604,577	1,414,407	71,400	118,740	516,171	559,039
Net assets at end of period	$1,863,293	$1,604,577	$124,514	$71,400	$483,942	$516,171

	2021	2020	2021	2020	2021	2020
Units, beginning of period	29,631	30,856	2,530	4,578	15,304	18,568
Units issued	68	952	2,232	114	228	413
Units redeemed	(2,893)	(2,177)	(325)	(2,162)	(3,022)	(3,677)
Units, end of period	26,806	29,631	4,437	2,530	12,510	15,304

See accompanying notes.	12 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series I		American Growth Trust Series I		American Growth-Income Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$27	$2,079	$447	$2,222	$3,196
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	27	2,079	447	2,222	3,196
Realized gains (losses) on investments:
Capital gain distributions received	3,142	3,358	34,463	71,393	14,694	31,328
Net realized gain (loss)	309	972	64,450	74,586	504	(10,956)
Realized gains (losses)	3,451	4,330	98,913	145,979	15,198	20,372
Unrealized appreciation (depreciation) during the period	4,361	2,031	27,390	128,973	43,447	(1,384)
Net increase (decrease) in net assets from operations	7,812	6,388	128,382	275,399	60,867	22,184
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	786	(688)	(53,993)	33,850	(1,371)	805
Transfers on general account policy loans	-	-	301	111	357	96
Withdrawals	12	-	(169,900)	(358,516)	(876)	(215,952)
Annual contract fee	(1,014)	(1,027)	(11,477)	(11,926)	(5,392)	(5,814)
Net increase (decrease) in net assets from principal transactions	(216)	(1,715)	(235,069)	(336,481)	(7,282)	(220,865)
Total increase (decrease) in net assets	7,596	4,673	(106,687)	(61,082)	53,585	(198,681)
Net assets at beginning of period	48,832	44,159	673,836	734,918	261,370	460,051
Net assets at end of period	$56,428	$48,832	$567,149	$673,836	$314,955	$261,370

	2021	2020	2021	2020	2021	2020
Units, beginning of period	1,498	1,760	7,260	11,998	4,597	9,154
Units issued	30	1,518	4	814	-	55
Units redeemed	(36)	(1,780)	(2,237)	(5,552)	(114)	(4,612)
Units, end of period	1,492	1,498	5,027	7,260	4,483	4,597

See accompanying notes.	13 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series I		Blue Chip Growth Trust Series I		Capital Appreciation Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$802	$242	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	802	242	-	-	-	-
Realized gains (losses) on investments:
Capital gain distributions received	73	2,965	779,880	712,691	484,657	258,609
Net realized gain (loss)	4,251	10,902	357,404	307,483	34,304	(1,046,360)
Realized gains (losses)	4,324	13,867	1,137,284	1,020,174	518,961	(787,751)
Unrealized appreciation (depreciation) during the period	(4,601)	(5,278)	(229,379)	486,327	(57,064)	1,918,453
Net increase (decrease) in net assets from operations	525	8,831	907,905	1,506,501	461,897	1,130,702
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	6,480	4,621	(47,089)	(63,016)	(34,190)	(383,447)
Transfers on general account policy loans	168	(37)	747	(1,144)	(159)	(3,246)
Withdrawals	(41,250)	(54,771)	(536,337)	(395,585)	(214,353)	(373,146)
Annual contract fee	(1,204)	(1,829)	(104,149)	(90,618)	(55,549)	(46,194)
Net increase (decrease) in net assets from principal transactions	(35,806)	(52,016)	(686,828)	(550,363)	(304,251)	(806,033)
Total increase (decrease) in net assets	(35,281)	(43,185)	221,077	956,138	157,646	324,669
Net assets at beginning of period	75,006	118,191	5,794,570	4,838,432	2,988,306	2,663,637
Net assets at end of period	$39,725	$75,006	$6,015,647	$5,794,570	$3,145,952	$2,988,306

	2021	2020	2021	2020	2021	2020
Units, beginning of period	1,500	2,684	42,553	47,718	38,953	54,177
Units issued	126	214	191	387	832	363
Units redeemed	(817)	(1,398)	(4,956)	(5,552)	(4,357)	(15,587)
Units, end of period	809	1,500	37,788	42,553	35,428	38,953

See accompanying notes.	14 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Disciplined Value International Trust Series I		Equity Income Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$1,239	$2,496	$35,456	$27,866	$52,036	$72,073
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	1,239	2,496	35,456	27,866	52,036	72,073
Realized gains (losses) on investments:
Capital gain distributions received	2,874	-	-	-	54,134	186,384
Net realized gain (loss)	3,001	12,659	16,674	4,710	(84,896)	46,025
Realized gains (losses)	5,875	12,659	16,674	4,710	(30,762)	232,409
Unrealized appreciation (depreciation) during the period	(8,841)	3,174	133,988	(19,635)	612,496	(313,633)
Net increase (decrease) in net assets from operations	(1,727)	18,329	186,118	12,941	633,770	(9,151)
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	3,489	42,947	22,619	(65,034)	(41,904)	60,949
Transfers on general account policy loans	324	10	551	959	1,758	(83)
Withdrawals	(42,167)	(230,740)	(225,374)	(253,904)	(402,756)	(456,327)
Annual contract fee	(1,905)	(3,500)	(26,004)	(23,868)	(49,296)	(43,800)
Net increase (decrease) in net assets from principal transactions	(40,259)	(191,283)	(228,208)	(341,847)	(492,198)	(439,261)
Total increase (decrease) in net assets	(41,986)	(172,954)	(42,090)	(328,906)	141,572	(448,412)
Net assets at beginning of period	110,471	283,425	1,431,896	1,760,802	2,655,833	3,104,245
Net assets at end of period	$68,485	$110,471	$1,389,806	$1,431,896	$2,797,405	$2,655,833

	2021	2020	2021	2020	2021	2020
Units, beginning of period	9,047	25,204	50,051	63,560	38,820	45,835
Units issued	297	976	3,484	5,424	218	1,844
Units redeemed	(3,627)	(17,133)	(10,575)	(18,933)	(6,439)	(8,859)
Units, end of period	5,717	9,047	42,960	50,051	32,599	38,820

See accompanying notes.	15 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Fundamental Large Cap Value Trust Series I		Global Equity Trust Series I
	2021	2020	2021	2020	2021(a)	2020
Income:
Dividend distributions received	$54	$63	$33,663	$39,773	$-	$14,155
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	54	63	33,663	39,773	-	14,155
Realized gains (losses) on investments:
Capital gain distributions received	34	445	501,782	72,002	-	9,869
Net realized gain (loss)	82	148	286,622	138,513	40,052	6,433
Realized gains (losses)	116	593	788,404	210,515	40,052	16,302
Unrealized appreciation (depreciation) during the period	1,392	(808)	350,275	174,135	206,650	40,837
Net increase (decrease) in net assets from operations	1,562	(152)	1,172,342	424,423	246,702	71,294
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	-	-	(227,215)	(102,874)	754	23,793
Transfers on general account policy loans	-	516,478	4,641	211	(114)	(12)
Withdrawals	56	(518,189)	(381,170)	(442,754)	(82,947)	(100,651)
Annual contract fee	(108)	(129)	(81,496)	(68,693)	(22,510)	(19,953)
Net increase (decrease) in net assets from principal transactions	(52)	(1,840)	(685,240)	(614,110)	(104,817)	(96,823)
Total increase (decrease) in net assets	1,510	(1,992)	487,102	(189,687)	141,885	(25,529)
Net assets at beginning of period	5,314	7,306	4,149,836	4,339,523	1,198,412	1,223,941
Net assets at end of period	$6,824	$5,314	$4,636,938	$4,149,836	$1,340,297	$1,198,412

	2021	2020	2021	2020	2021	2020
Units, beginning of period	146	205	90,633	106,112	29,152	31,738
Units issued	6	5	419	4,177	171	719
Units redeemed	(8)	(64)	(13,132)	(19,656)	(2,439)	(3,305)
Units, end of period	144	146	77,920	90,633	26,884	29,152

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series I.

See accompanying notes.	16 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		High Yield Trust Series I		International Equity Index Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$-	$12,165	$30,148	$2,518	$1,882
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	12,165	30,148	2,518	1,882
Realized gains (losses) on investments:
Capital gain distributions received	17,720	18,676	-	-	1,173	740
Net realized gain (loss)	660	12,624	(17,299)	(12,198)	508	181
Realized gains (losses)	18,380	31,300	(17,299)	(12,198)	1,681	921
Unrealized appreciation (depreciation) during the period	454	12,229	26,057	8,008	2,255	5,514
Net increase (decrease) in net assets from operations	18,834	43,529	20,923	25,958	6,454	8,317
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	-	16,519	6,110	27,470	4,969	-
Transfers on general account policy loans	-	(10,666)	(17)	145	-	-
Withdrawals	(18)	(30,787)	(298,945)	(111,213)	16	-
Annual contract fee	(2,919)	(7,094)	(6,375)	(9,651)	(1,596)	(1,293)
Net increase (decrease) in net assets from principal transactions	(2,937)	(32,028)	(299,227)	(93,249)	3,389	(1,293)
Total increase (decrease) in net assets	15,897	11,501	(278,304)	(67,291)	9,843	7,024
Net assets at beginning of period	169,395	157,894	523,814	591,105	87,395	80,371
Net assets at end of period	$185,292	$169,395	$245,510	$523,814	$97,238	$87,395

	2021	2020	2021	2020	2021	2020
Units, beginning of period	1,159	1,373	12,036	14,372	5,228	5,319
Units issued	3	340	128	840	274	-
Units redeemed	(22)	(554)	(6,835)	(3,176)	(97)	(91)
Units, end of period	1,140	1,159	5,329	12,036	5,405	5,228

See accompanying notes.	17 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		Investment Quality Bond Trust Series I		Managed Volatility Balanced Portfolio Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$11,697	$16,959	$11,811	$12,032	$18,055	$21,175
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	11,697	16,959	11,811	12,032	18,055	21,175
Realized gains (losses) on investments:
Capital gain distributions received	26,339	27,987	12,823	284	-	49,280
Net realized gain (loss)	79,528	36,730	1,924	29,876	(14,302)	(12,803)
Realized gains (losses)	105,867	64,717	14,747	30,160	(14,302)	36,477
Unrealized appreciation (depreciation) during the period	14,174	(896)	(33,293)	37,092	76,792	(42,248)
Net increase (decrease) in net assets from operations	131,738	80,780	(6,735)	79,284	80,545	15,404
Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	21,366	32,321	68,718	(372,102)	(299)	128
Transfers on general account policy loans	2,249	789	390	129	479	2,046
Withdrawals	(136,807)	(89,344)	(24,845)	(418,526)	(198,039)	(129,383)
Annual contract fee	(17,985)	(15,802)	(9,916)	(9,978)	(15,895)	(16,943)
Net increase (decrease) in net assets from principal transactions	(131,177)	(72,036)	34,347	(800,477)	(213,754)	(144,152)
Total increase (decrease) in net assets	561	8,744	27,612	(721,193)	(133,209)	(128,748)
Net assets at beginning of period	943,652	934,908	544,961	1,266,154	857,087	985,835
Net assets at end of period	$944,213	$943,652	$572,573	$544,961	$723,878	$857,087

	2021	2020	2021	2020	2021	2020
Units, beginning of period	43,371	46,564	12,540	31,857	18,157	21,264
Units issued	1,577	3,300	1,611	2,320	3,983	120
Units redeemed	(6,792)	(6,493)	(813)	(21,637)	(8,165)	(3,227)
Units, end of period	38,156	43,371	13,338	12,540	13,975	18,157

See accompanying notes.	18 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Growth Portfolio Series I		Managed Volatility Moderate Portfolio Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$3,488	$9,974	$71,475	$58,924	$5,137	$4,679
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	3,488	9,974	71,475	58,924	5,137	4,679
Realized gains (losses) on investments:
Capital gain distributions received	-	4,503	-	161,495	-	8,055
Net realized gain (loss)	(7,782)	(1,125)	(22,727)	(31,659)	(451)	(570)
Realized gains (losses)	(7,782)	3,378	(22,727)	129,836	(451)	7,485
Unrealized appreciation (depreciation) during the period	12,000	(2,221)	320,255	(262,326)	9,370	(6,058)
Net increase (decrease) in net assets from operations	7,706	11,131	369,003	(73,566)	14,056	6,106

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	(223,683)	10,424	373,005	6,934	-	10,000
Transfers on general account policy loans	(125)	(456)	(192)	(228)	-	-
Withdrawals	(82)	(373)	(223,517)	(270,140)	(199)	-
Annual contract fee	(3,408)	(4,898)	(57,744)	(53,687)	(3,322)	(3,111)
Net increase (decrease) in net assets from principal transactions	(227,298)	4,697	91,552	(317,121)	(3,521)	6,889
Total increase (decrease) in net assets	(219,592)	15,828	460,555	(390,687)	10,535	12,995
Net assets at beginning of period	334,608	318,780	2,843,095	3,233,782	179,421	166,426
Net assets at end of period	$115,016	$334,608	$3,303,650	$2,843,095	$189,956	$179,421

	2021	2020	2021	2020	2021	2020
Units, beginning of period	7,374	7,263	65,644	73,607	3,694	3,540
Units issued	4	297	8,166	196	2	223
Units redeemed	(4,928)	(186)	(6,197)	(8,159)	(68)	(69)
Units, end of period	2,450	7,374	67,613	65,644	3,628	3,694

See accompanying notes.	19 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Mid Cap Growth Trust Series I		Mid Cap Index Trust Series I		Mid Value Trust Series I
	2021(b)	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$-	$14,134	$27,859	$518	$602
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	14,134	27,859	518	602
Realized gains (losses) on investments:
Capital gain distributions received	353,410	184,122	87,137	185,073	2,519	856
Net realized gain (loss)	256,047	85,115	81,877	(102,259)	(544)	(1,199)
Realized gains (losses)	609,457	269,237	169,014	82,814	1,975	(343)
Unrealized appreciation (depreciation) during the period	(539,767)	422,542	248,199	82,300	7,164	4,442
Net increase (decrease) in net assets from operations	69,690	691,779	431,347	192,973	9,657	4,701

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	30,229	(91,012)	(20,332)	20,484	7,459	1,618
Transfers on general account policy loans	1,273	(2,565)	(6,158)	671	-	-
Withdrawals	(485,193)	(103,445)	(715,142)	(616,712)	9	-
Annual contract fee	(26,677)	(24,081)	(32,736)	(33,772)	(872)	(621)
Net increase (decrease) in net assets from principal transactions	(480,368)	(221,103)	(774,368)	(629,329)	6,596	997
Total increase (decrease) in net assets	(410,678)	470,676	(343,021)	(436,356)	16,253	5,698
Net assets at beginning of period	1,653,229	1,182,553	2,029,313	2,465,669	39,416	33,718
Net assets at end of period	$1,242,551	$1,653,229	$1,686,292	$2,029,313	$55,669	$39,416

	2021	2020	2021	2020	2021	2020
Units, beginning of period	16,739	19,802	28,269	38,887	973	912
Units issued	1,296	4	1,186	1,253	220	132
Units redeemed	(5,887)	(3,067)	(10,543)	(11,871)	(88)	(71)
Units, end of period	12,148	16,739	18,912	28,269	1,105	973
	(b) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

See accompanying notes.	20 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Money Market Trust Series I		Opportunistic Fixed Income Trust Series I		PIMCO All Asset
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$20	$3,187	$11,909	$15,656	$24,753	$8,544
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	20	3,187	11,909	15,656	24,753	8,544
Realized gains (losses) on investments:
Capital gain distributions received	-	-	16,255	-	-	-
Net realized gain (loss)	-	-	2,071	222	(8)	(1,872)
Realized gains (losses)	-	-	18,326	222	(8)	(1,872)
Unrealized appreciation (depreciation) during the period	(2)	2	(38,574)	40,143	8,466	7,639
Net increase (decrease) in net assets from operations	18	3,189	(8,339)	56,021	33,211	14,311

Changes from principal transactions:
Purchase payments	106	-	-	-	-	-
Transfers between sub-accounts and the company	-	1,070,098	46,730	59,112	8,895	2,312
Transfers on general account policy loans	5,806	(4,748)	147	116	13,078	(557)
Withdrawals	(131,257)	(1,215,695)	(45,426)	(159,573)	28	-
Annual contract fee	(11,605)	(18,510)	(7,926)	(8,206)	(5,381)	(4,415)
Net increase (decrease) in net assets from principal transactions	(136,950)	(168,855)	(6,475)	(108,551)	16,620	(2,660)
Total increase (decrease) in net assets	(136,932)	(165,666)	(14,814)	(52,530)	49,831	11,651
Net assets at beginning of period	633,567	799,233	440,760	493,290	198,529	186,878
Net assets at end of period	$496,635	$633,567	$425,946	$440,760	$248,360	$198,529

	2021	2020	2021	2020	2021	2020
Units, beginning of period	24,588	31,109	11,177	14,235	6,777	6,873
Units issued	3,507	86,874	1,146	1,398	714	510
Units redeemed	(8,832)	(93,395)	(1,297)	(4,456)	(177)	(606)
Units, end of period	19,263	24,588	11,026	11,177	7,314	6,777

See accompanying notes.	21 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Real Estate Securities Trust Series I		Science & Technology Trust Series I		Select Bond Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$3,747	$4,120	$-	$-	$2,079	$1,649
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	3,747	4,120	-	-	2,079	1,649
Realized gains (losses) on investments:
Capital gain distributions received	1	24,530	173,122	77,077	351	-
Net realized gain (loss)	7,850	24,452	69,483	157,137	3,320	5,514
Realized gains (losses)	7,851	48,982	242,605	234,214	3,671	5,514
Unrealized appreciation (depreciation) during the period	85,650	(70,889)	(167,183)	143,663	(6,051)	2,305
Net increase (decrease) in net assets from operations	97,248	(17,787)	75,422	377,877	(301)	9,468

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	(6,239)	8,039	1,386	(44,426)	62,111	(4,342)
Transfers on general account policy loans	171	226	2,687	(556)	-	-
Withdrawals	(17)	(30,021)	(111,092)	(282,285)	(42,599)	(73,071)
Annual contract fee	(4,760)	(3,938)	(16,532)	(15,058)	(1,260)	(1,879)
Net increase (decrease) in net assets from principal transactions	(10,845)	(25,694)	(123,551)	(342,325)	18,252	(79,292)
Total increase (decrease) in net assets	86,403	(43,481)	(48,129)	35,552	17,951	(69,824)
Net assets at beginning of period	211,706	255,187	906,702	871,150	55,512	125,336
Net assets at end of period	$298,109	$211,706	$858,573	$906,702	$73,463	$55,512

	2021	2020	2021	2020	2021	2020
Units, beginning of period	927	1,055	7,582	11,472	4,533	11,163
Units issued	6	40	96	10	5,128	484
Units redeemed	(44)	(168)	(1,059)	(3,900)	(3,590)	(7,114)
Units, end of period	889	927	6,619	7,582	6,071	4,533

See accompanying notes.	22 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Short Term Government Income Trust Series I		Small Cap Index Trust Series I		Small Cap Opportunities Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$4,193	$3,933	$267	$458	$1,755	$2,214
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	4,193	3,933	267	458	1,755	2,214
Realized gains (losses) on investments:
Capital gain distributions received	-	-	3,312	2,379	7,570	18,302
Net realized gain (loss)	(986)	(5,116)	394	60	8,255	(21,931)
Realized gains (losses)	(986)	(5,116)	3,706	2,439	15,825	(3,629)
Unrealized appreciation (depreciation) during the period	(7,024)	12,328	1,953	3,691	93,570	35,727
Net increase (decrease) in net assets from operations	(3,817)	11,145	5,926	6,588	111,150	34,312

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	30,557	20,529	-	-	(1,441)	4,361
Transfers on general account policy loans	-	1	-	-	830	574
Withdrawals	(32,510)	(101,879)	12	-	(104,153)	(43,009)
Annual contract fee	(4,515)	(5,205)	(769)	(541)	(7,627)	(7,171)
Net increase (decrease) in net assets from principal transactions	(6,468)	(86,554)	(757)	(541)	(112,391)	(45,245)
Total increase (decrease) in net assets	(10,285)	(75,409)	5,169	6,047	(1,241)	(10,933)
Net assets at beginning of period	247,407	322,816	41,032	34,985	384,484	395,417
Net assets at end of period	$237,122	$247,407	$46,201	$41,032	$383,243	$384,484

	2021	2020	2021	2020	2021	2020
Units, beginning of period	21,186	28,636	723	735	6,515	7,362
Units issued	2,542	5,266	5	-	10	574
Units redeemed	(3,099)	(12,716)	(17)	(12)	(1,572)	(1,421)
Units, end of period	20,629	21,186	711	723	4,953	6,515

See accompanying notes.	23 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Value Trust Series I		Small Company Value Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$-	$176	$207	$47	$16
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	-	176	207	47	16
Realized gains (losses) on investments:
Capital gain distributions received	12,128	7,528	300	2,302	387	375
Net realized gain (loss)	465	(69,743)	(27)	(116)	(132)	(137)
Realized gains (losses)	12,593	(62,215)	273	2,186	255	238
Unrealized appreciation (depreciation) during the period	(11,609)	57,937	5,630	(4,148)	1,463	313
Net increase (decrease) in net assets from operations	984	(4,278)	6,079	(1,755)	1,765	567

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	-	(219,768)	7,453	-	7,453	-
Transfers on general account policy loans	-	-	-	-	-	-
Withdrawals	17	(185,259)	3	-	5	-
Annual contract fee	(1,461)	(2,299)	(544)	(358)	(221)	(110)
Net increase (decrease) in net assets from principal transactions	(1,444)	(407,326)	6,912	(358)	7,237	(110)
Total increase (decrease) in net assets	(460)	(411,604)	12,991	(2,113)	9,002	457
Net assets at beginning of period	79,667	491,271	23,033	25,146	6,873	6,416
Net assets at end of period	$79,207	$79,667	$36,024	$23,033	$15,875	$6,873

	2021	2020	2021	2020	2021	2020
Units, beginning of period	1,233	11,520	722	736	121	123
Units issued	-	2	187	-	110	-
Units redeemed	(22)	(10,289)	(14)	(14)	(4)	(2)
Units, end of period	1,211	1,233	895	722	227	121

See accompanying notes.	24 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Total Stock Market Index Trust Series I		Ultra Short Term Bond Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$46,208	$22,989	$13,178	$22,211	$442	$445
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	46,208	22,989	13,178	22,211	442	445
Realized gains (losses) on investments:
Capital gain distributions received	-	-	57,700	110,769	-	-
Net realized gain (loss)	13,336	(5,634)	155,965	39,625	(8)	(1,399)
Realized gains (losses)	13,336	(5,634)	213,665	150,394	(8)	(1,399)
Unrealized appreciation (depreciation) during the period	(48,401)	86,610	72,181	81,319	(543)	1,049
Net increase (decrease) in net assets from operations	11,143	103,965	299,024	253,924	(109)	95

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the company	79,438	58,832	(14,081)	(10,809)	-	(141,602)
Transfers on general account policy loans	3,702	204	(4,645)	(3,032)	-	-
Withdrawals	(189,400)	(193,857)	(418,710)	(264,994)	(2)	(8,919)
Annual contract fee	(25,146)	(25,641)	(23,787)	(24,082)	(449)	(1,281)
Net increase (decrease) in net assets from principal transactions	(131,406)	(160,462)	(461,223)	(302,917)	(451)	(151,802)
Total increase (decrease) in net assets	(120,263)	(56,497)	(162,199)	(48,993)	(560)	(151,707)
Net assets at beginning of period	1,497,947	1,554,444	1,468,529	1,517,522	23,668	175,375
Net assets at end of period	$1,377,684	$1,497,947	$1,306,330	$1,468,529	$23,108	$23,668

	2021	2020	2021	2020	2021	2020
Units, beginning of period	45,142	50,869	30,687	38,511	2,194	16,500
Units issued	2,293	4,227	1,373	247	-	1,198
Units redeemed	(6,294)	(9,954)	(10,125)	(8,071)	(41)	(15,504)
Units, end of period	41,141	45,142	21,935	30,687	2,153	2,194

See accompanying notes.	25 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account I (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 41 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 1 sub-account that is invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b - 1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub -accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Global Trust Series I	Global Equity Trust Series I	04/01/2021
Mid Cap Stock Trust Series I	Mid Cap Growth Trust Series I	10/01/2021

Sub-accounts closed in 2021 are as follows:

Sub-accounts Closed	Effective Date
Managed Volatility Aggressive Portfolio Series I	04/23/2021

26 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2021.

27 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2021, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three -level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2021. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Mutual Funds Affiliated	$37,870,718	-	-	37,870,718
NonAffiliated	$248,360	-	-	248,360
Total	$38,119,078	-	-	38,119,078

Assets owned by the Account are primarily open -ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy.

Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2021.

29 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2021 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$96,909	$180,158
Active Bond Trust Series I	68,416	9,143
American Asset Allocation Trust Series I	40,890	109,518
American Global Growth Trust Series I	4,225	1,299
American Growth Trust Series I	36,962	235,489
American Growth-Income Trust Series I	16,942	7,309
American International Trust Series I	7,498	42,431
Blue Chip Growth Trust Series I	809,143	716,091
Capital Appreciation Trust Series I	548,169	367,761
Core Bond Trust Series I	7,744	43,890
Disciplined Value International Trust Series I	146,271	339,022
Equity Income Trust Series I	123,566	509,592
Financial Industries Trust Series I	364	327
Fundamental Large Cap Value Trust Series I	557,814	707,608
Global Equity Trust Series I (a)	7,814	112,631
Health Sciences Trust Series I	18,116	3,333
High Yield Trust Series I	18,003	305,066
International Equity Index Series I	8,795	1,714
International Small Company Trust Series I	76,760	169,900
Investment Quality Bond Trust Series I	93,895	34,915
Managed Volatility Aggressive Portfolio Series I (b)	921	507,915
Managed Volatility Balanced Portfolio Series I	223,253	418,953
Managed Volatility Conservative Portfolio Series I	3,677	227,486
Managed Volatility Growth Portfolio Series I	450,722	287,695
Managed Volatility Moderate Portfolio Series I	5,262	3,646
Mid Cap Growth Trust Series I (c)	487,059	614,015
Mid Cap Index Trust Series I	198,184	871,281
Mid Value Trust Series I	13,870	4,236
Money Market Trust Series I	90,435	227,365
Opportunistic Fixed Income Trust Series I	72,935	51,247
PIMCO All Asset	47,139	5,766
Real Estate Securities Trust Series I	5,261	12,357
Science & Technology Trust Series I	185,292	135,721
Select Bond Trust Series I	64,544	43,863
Short Term Government Income Trust Series I	33,741	36,017
Small Cap Index Trust Series I	3,934	1,112
Small Cap Opportunities Trust Series I	10,082	113,149
Small Cap Stock Trust Series I	12,145	1,461
Small Cap Value Trust Series I	7,932	544
Small Company Value Trust Series I	7,892	221
Strategic Income Opportunities Trust Series I	123,042	208,240
Total Stock Market Index Trust Series I	144,014	534,358
Ultra Short Term Bond Trust Series I	442	451

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series I.

(b)	Terminated as an investment option on April 23, 2021. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

500 Index Fund Series NAV(*)	2021	27	$ 69.51 to $ 69.51	$1,863	0.00 % to 0.00%	1.34%	28.36 % to 28.36%
	2020	30	54.15 to 54.15	1,605	0.00 to 0.00	1.89	18.14 to 18.14
	2019	31	45.84 to 45.84	1,414	0.00 to 0.00	1.65	31.16 to 31.16
	2018	36	34.95 to 34.95	1,260	0.00 to 0.00	1.32	-4.65 to -4.65
	2017	43	36.65 to 36.65	1,589	0.00 to 0.00	1.73	21.54 to 21.54

Active Bond Trust Series I(*)	2021	4	28.06 to 28.06	125	0.00 to 0.00	4.09	-0.57 to -0.57
	2020	3	28.22 to 28.22	71	0.00 to 0.00	2.10	8.79 to 8.79
	2019	5	25.94 to 25.94	119	0.00 to 0.00	2.79	9.26 to 9.26
	2018	5	23.74 to 23.74	111	0.00 to 0.00	3.22	-0.60 to -0.60
	2017	5	23.89 to 23.89	111	0.00 to 0.00	3.19	4.84 to 4.84

American Asset Allocation Trust Series I(*)	2021	13	38.68 to 38.68	484	0.00 to 0.00	1.52	14.71 to 14.71
	2020	15	33.72 to 33.72	516	0.00 to 0.00	1.32	12.02 to 12.02
	2019	19	30.11 to 30.11	559	0.00 to 0.00	1.39	20.78 to 20.78
	2018	19	24.93 to 24.93	485	0.00 to 0.00	1.60	-4.91 to -4.91
	2017	22	26.21 to 26.21	589	0.00 to 0.00	1.23	15.79 to 15.79

American Global Growth Trust Series I(*)	2021	1	37.83 to 37.83	56	0.00 to 0.00	0.00	16.00 to 16.00
	2020	1	32.61 to 32.61	49	0.00 to 0.00	0.05	29.96 to 29.96
	2019	2	25.09 to 25.09	44	0.00 to 0.00	0.50	34.71 to 34.71
	2018	4	18.63 to 18.63	72	0.00 to 0.00	0.67	-9.37 to -9.37
	2017	4	20.55 to 20.55	79	0.00 to 0.00	0.25	30.92 to 30.92

American Growth Trust Series I(*)	2021	5	112.82 to 112.82	567	0.00 to 0.00	0.32	21.55 to 21.55
	2020	7	92.82 to 92.82	674	0.00 to 0.00	0.07	51.52 to 51.52
	2019	12	61.26 to 61.26	735	0.00 to 0.00	0.81	30.30 to 30.30
	2018	13	47.01 to 47.01	614	0.00 to 0.00	0.38	-0.66 to -0.66
	2017	13	47.32 to 47.32	634	0.00 to 0.00	0.38	27.87 to 27.87

American Growth-Income Trust Series I(*)	2021	4	70.25 to 70.25	315	0.00 to 0.00	0.76	23.61 to 23.61
	2020	5	56.83 to 56.83	261	0.00 to 0.00	1.02	13.11 to 13.11
	2019	9	50.25 to 50.25	460	0.00 to 0.00	1.56	25.70 to 25.70
	2018	9	39.97 to 39.97	379	0.00 to 0.00	1.56	-2.18 to -2.18
	2017	9	40.87 to 40.87	378	0.00 to 0.00	1.08	22.03 to 22.03

American International Trust Series I(*)	2021	1	49.11 to 49.11	40	0.00 to 0.00	1.26	-1.81 to -1.81
	2020	2	50.02 to 50.02	75	0.00 to 0.00	0.26	13.55 to 13.55
	2019	3	44.04 to 44.04	118	0.00 to 0.00	0.95	22.40 to 22.40
	2018	3	35.98 to 35.98	121	0.00 to 0.00	2.77	-13.46 to -13.46
	2017	3	41.58 to 41.58	136	0.00 to 0.00	0.94	31.65 to 31.65

Blue Chip Growth Trust Series I(*)	2021	38	159.20 to 159.20	6,016	0.00 to 0.00	0.00	16.87 to 16.87
	2020	43	136.22 to 136.22	5,795	0.00 to 0.00	0.00	34.30 to 34.30
	2019	48	101.43 to 101.43	4,838	0.00 to 0.00	0.00	29.80 to 29.80
	2018	54	78.14 to 78.14	4,216	0.00 to 0.00	0.02	1.97 to 1.97
	2017	60	76.63 to 76.63	4,574	0.00 to 0.00	0.07	36.28 to 36.28

Capital Appreciation Trust Series I(*)	2021	35	88.80 to 88.80	3,146	0.00 to 0.00	0.00	15.75 to 15.75
	2020	39	76.72 to 76.72	2,988	0.00 to 0.00	0.00	56.04 to 56.04
	2019	54	49.17 to 49.17	2,664	0.00 to 0.00	0.04	32.89 to 32.89
	2018	59	37.00 to 37.00	2,183	0.00 to 0.00	0.26	-0.80 to -0.80
	2017	71	37.30 to 37.30	2,638	0.00 to 0.00	0.06	36.53 to 36.53

Core Bond Trust Series I(*)	2021	6	11.98 to 11.98	68	0.00 to 0.00	1.33	-1.96 to -1.96
	2020	9	12.22 to 12.22	110	0.00 to 0.00	1.37	8.63 to 8.63
	2019	25	11.25 to 11.25	283	0.00 to 0.00	2.42	8.33 to 8.33
	2018	26	10.38 to 10.38	273	0.00 to 0.00	2.74	-0.58 to -0.58
	2017	29	10.44 to 10.44	304	0.00 to 0.00	2.14	3.40 to 3.40

Disciplined Value International Trust Series I(*)	2021	43	32.35 to 32.35	1,390	0.00 to 0.00	2.43	13.06 to 13.06
	2020	50	28.61 to 28.61	1,432	0.00 to 0.00	2.09	3.28 to 3.28
	2019	64	27.71 to 27.71	1,761	0.00 to 0.00	2.84	12.33 to 12.33
	2018	64	24.66 to 24.66	1,587	0.00 to 0.00	2.44	-15.03 to -15.03
	2017	71	29.03 to 29.03	2,051	0.00 to 0.00	1.73	17.14 to 17.14

Equity Income Trust Series I(*)	2021	33	85.81 to 85.81	2,797	0.00 to 0.00	1.86	25.41 to 25.41
	2020	39	68.42 to 68.42	2,656	0.00 to 0.00	2.90	1.02 to 1.02
	2019	46	67.73 to 67.73	3,104	0.00 to 0.00	2.05	26.34 to 26.34
	2018	48	53.61 to 53.61	2,557	0.00 to 0.00	1.82	-9.58 to -9.58
	2017	55	59.29 to 59.29	3,270	0.00 to 0.00	2.21	16.29 to 16.29

Financial Industries Trust Series I(*)	2021	0	47.32 to 47.32	7	0.00 to 0.00	0.86	29.70 to 29.70
	2020	0	36.49 to 36.49	5	0.00 to 0.00	1.07	2.17 to 2.17
	2019	0	35.71 to 35.71	7	0.00 to 0.00	4.38	31.79 to 31.79
	2018	0	27.10 to 27.10	6	0.00 to 0.00	0.73	-14.49 to -14.49
	2017	0	31.69 to 31.69	13	0.00 to 0.00	1.18	15.29 to 15.29

31 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Fundamental Large Cap Value Trust Series I(*)	2021	78	$ 59.51 to $ 59.51	$4,637	0.00 % to 0.00%	0.74%	29.96 % to 29.96%
	2020	91	45.79 to 45.79	4,150	0.00 to 0.00	1.07	11.96 to 11.96
	2019	106	40.90 to 40.90	4,340	0.00 to 0.00	1.15	35.85 to 35.85
	2018	117	30.10 to 30.10	3,528	0.00 to 0.00	1.10	-17.03 to -17.03
	2017	126	36.28 to 36.28	4,567	0.00 to 0.00	1.59	17.43 to 17.43

Global Equity Trust Series I(*)	2021(e)	27	49.86 to 49.86	1,340	0.00 to 0.00	0.00	21.30 to 21.30
	2020	29	41.10 to 41.10	1,198	0.00 to 0.00	1.28	6.60 to 6.60
	2019	32	38.56 to 38.56	1,224	0.00 to 0.00	2.15	16.04 to 16.04
	2018	34	33.23 to 33.23	1,138	0.00 to 0.00	1.81	-14.49 to -14.49
	2017	35	38.86 to 38.86	1,356	0.00 to 0.00	1.85	18.88 to 18.88

Health Sciences Trust Series I(*)	2021	1	162.55 to 162.55	185	0.00 to 0.00	0.00	11.19 to 11.19
	2020	1	146.19 to 146.19	169	0.00 to 0.00	0.00	27.17 to 27.17
	2019	1	114.96 to 114.96	158	0.00 to 0.00	0.00	28.68 to 28.68
	2018	2	89.34 to 89.34	136	0.00 to 0.00	0.00	0.69 to 0.69
	2017	2	88.73 to 88.73	145	0.00 to 0.00	0.00	27.51 to 27.51

High Yield Trust Series I(*)	2021	5	46.07 to 46.07	246	0.00 to 0.00	3.43	5.82 to 5.82
	2020	12	43.53 to 43.53	524	0.00 to 0.00	5.70	5.81 to 5.81
	2019	14	41.14 to 41.14	591	0.00 to 0.00	5.48	15.66 to 15.66
	2018	14	35.57 to 35.57	514	0.00 to 0.00	5.89	-3.01 to -3.01
	2017	17	36.68 to 36.68	614	0.00 to 0.00	5.36	7.50 to 7.50

International Equity Index Series I(*)	2021	5	17.99 to 17.99	97	0.00 to 0.00	2.64	7.60 to 7.60
	2020	5	16.72 to 16.72	87	0.00 to 0.00	2.53	10.64 to 10.64
	2019	5	15.11 to 15.11	80	0.00 to 0.00	2.31	21.37 to 21.37
	2018	6	12.45 to 12.45	79	0.00 to 0.00	2.33	-14.10 to -14.10
	2017	6	14.49 to 14.49	93	0.00 to 0.00	2.37	27.30 to 27.30

International Small Company Trust Series I(*)	2021	38	24.75 to 24.75	944	0.00 to 0.00	1.18	13.72 to 13.72
	2020	43	21.76 to 21.76	944	0.00 to 0.00	2.06	8.37 to 8.37
	2019	47	20.08 to 20.08	935	0.00 to 0.00	2.20	22.60 to 22.60
	2018	49	16.38 to 16.38	802	0.00 to 0.00	1.25	-20.10 to -20.10
	2017	50	20.50 to 20.50	1,023	0.00 to 0.00	1.35	29.45 to 29.45

Investment Quality Bond Trust Series I(*)	2021	13	42.93 to 42.93	573	0.00 to 0.00	2.11	-1.26 to -1.26
	2020	13	43.48 to 43.48	545	0.00 to 0.00	1.98	9.37 to 9.37
	2019	32	39.75 to 39.75	1,266	0.00 to 0.00	2.56	9.37 to 9.37
	2018	33	36.35 to 36.35	1,187	0.00 to 0.00	2.64	-0.82 to -0.82
	2017	38	36.65 to 36.65	1,408	0.00 to 0.00	3.00	4.61 to 4.61

Managed Volatility Balanced Portfolio Series I(*)	2021	14	51.80 to 51.80	724	0.00 to 0.00	2.13	9.76 to 9.76
	2020	18	47.19 to 47.19	857	0.00 to 0.00	2.33	1.81 to 1.81
	2019	21	46.35 to 46.35	986	0.00 to 0.00	1.76	17.92 to 17.92
	2018	34	39.31 to 39.31	1,333	0.00 to 0.00	1.74	-4.88 to -4.88
	2017	51	41.33 to 41.33	2,115	0.00 to 0.00	2.16	14.13 to 14.13

Managed Volatility Conservative Portfolio Series I(*)	2021	2	46.95 to 46.95	115	0.00 to 0.00	1.62	3.48 to 3.48
	2020	7	45.37 to 45.37	335	0.00 to 0.00	3.16	3.39 to 3.39
	2019	7	43.88 to 43.88	319	0.00 to 0.00	1.96	13.38 to 13.38
	2018	9	38.70 to 38.70	358	0.00 to 0.00	1.88	-2.18 to -2.18
	2017	13	39.56 to 39.56	532	0.00 to 0.00	2.54	7.82 to 7.82

Managed Volatility Growth Portfolio Series I(*)	2021	68	48.86 to 48.86	3,304	0.00 to 0.00	2.24	12.82 to 12.82
	2020	66	43.31 to 43.31	2,843	0.00 to 0.00	2.09	-1.42 to -1.42
	2019	74	43.93 to 43.93	3,234	0.00 to 0.00	1.69	19.56 to 19.56
	2018	88	36.75 to 36.75	3,220	0.00 to 0.00	2.11	-6.54 to -6.54
	2017	92	39.32 to 39.32	3,607	0.00 to 0.00	1.99	18.58 to 18.58

Managed Volatility Moderate Portfolio Series I(*)	2021	4	52.35 to 52.35	190	0.00 to 0.00	2.76	7.89 to 7.89
	2020	4	48.52 to 48.52	179	0.00 to 0.00	2.89	3.31 to 3.31
	2019	4	46.97 to 46.97	166	0.00 to 0.00	2.16	16.72 to 16.72
	2018	4	40.24 to 40.24	145	0.00 to 0.00	2.47	-3.98 to -3.98
	2017	4	41.91 to 41.91	154	0.00 to 0.00	2.35	11.88 to 11.88

Mid Cap Growth Trust Series I(*)	2021(f)	12	102.28 to 102.28	1,243	0.00 to 0.00	0.00	3.54 to 3.54
	2020	17	98.79 to 98.79	1,653	0.00 to 0.00	0.00	65.39 to 65.39
	2019	20	59.73 to 59.73	1,183	0.00 to 0.00	0.00	34.53 to 34.53
	2018	21	44.40 to 44.40	922	0.00 to 0.00	0.00	-1.56 to -1.56
	2017	23	45.10 to 45.10	1,059	0.00 to 0.00	0.00	28.54 to 28.54

Mid Cap Index Trust Series I(*)	2021	19	89.16 to 89.16	1,686	0.00 to 0.00	0.75	24.21 to 24.21
	2020	28	71.78 to 71.78	2,029	0.00 to 0.00	1.44	13.22 to 13.22
	2019	39	63.41 to 63.41	2,466	0.00 to 0.00	1.14	25.59 to 25.59
	2018	41	50.49 to 50.49	2,046	0.00 to 0.00	1.10	-11.46 to -11.46
	2017	44	57.02 to 57.02	2,516	0.00 to 0.00	1.29	15.81 to 15.81

32 of 36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Mid Value Trust Series I(*)	2021	1	$ 50.36 to $ 50.36	$56	0.00 % to 0.00%	1.06%	24.34 % to 24.34%
	2020	1	40.50 to 40.50	39	0.00 to 0.00	1.80	9.60 to 9.60
	2019	1	36.95 to 36.95	34	0.00 to 0.00	1.15	19.54 to 19.54
	2018	1	30.91 to 30.91	27	0.00 to 0.00	0.79	-10.84 to -10.84
	2017	1	34.67 to 34.67	29	0.00 to 0.00	1.03	11.43 to 11.43

Money Market Trust Series I(*)	2021	19	25.78 to 25.78	497	0.00 to 0.00	0.00	0.00 to 0.00
	2020	25	25.78 to 25.78	634	0.00 to 0.00	0.36	0.30 to 0.30
	2019	31	25.70 to 25.70	799	0.00 to 0.00	1.92	1.94 to 1.94
	2018	34	25.21 to 25.21	860	0.00 to 0.00	1.54	1.54 to 1.54
	2017	32	24.83 to 24.83	802	0.00 to 0.00	0.58	0.59 to 0.59

Opportunistic Fixed Income Trust Series I(*)	2021	11	38.63 to 38.63	426	0.00 to 0.00	2.71	-2.02 to -2.02
	2020	11	39.43 to 39.43	441	0.00 to 0.00	3.55	13.79 to 13.79
	2019	14	34.65 to 34.65	493	0.00 to 0.00	6.46	6.38 to 6.38
	2018	14	32.57 to 32.57	451	0.00 to 0.00	2.63	-1.90 to -1.90
	2017	18	33.20 to 33.20	586	0.00 to 0.00	2.27	8.75 to 8.75

PIMCO All Asset	2021	7	33.96 to 33.96	248	0.00 to 0.00	10.59	15.90 to 15.90
	2020	7	29.30 to 29.30	199	0.00 to 0.00	4.62	7.74 to 7.74
	2019	7	27.19 to 27.19	187	0.00 to 0.00	2.54	11.44 to 11.44
	2018	8	24.40 to 24.40	203	0.00 to 0.00	2.83	-5.59 to -5.59
	2017	9	25.85 to 25.85	222	0.00 to 0.00	4.28	13.19 to 13.19

Real Estate Securities Trust Series I(*)	2021	1	335.16 to 335.16	298	0.00 to 0.00	1.48	46.79 to 46.79
	2020	1	228.33 to 228.33	212	0.00 to 0.00	1.94	-5.64 to -5.64
	2019	1	241.98 to 241.98	255	0.00 to 0.00	2.05	29.40 to 29.40
	2018	1	187.00 to 187.00	226	0.00 to 0.00	1.66	-3.46 to -3.46
	2017	1	193.71 to 193.71	247	0.00 to 0.00	0.43	6.24 to 6.24

Science & Technology Trust Series I(*)	2021	7	129.71 to 129.71	859	0.00 to 0.00	0.00	8.53 to 8.53
	2020	8	119.52 to 119.52	907	0.00 to 0.00	0.00	57.46 to 57.46
	2019	11	75.91 to 75.91	871	0.00 to 0.00	0.13	38.06 to 38.06
	2018	12	54.98 to 54.98	669	0.00 to 0.00	0.00	-0.61 to -0.61
	2017	14	55.32 to 55.32	758	0.00 to 0.00	0.05	41.13 to 41.13

Select Bond Trust Series I(*)	2021	6	12.10 to 12.10	73	0.00 to 0.00	2.85	-1.20 to -1.20
	2020	5	12.25 to 12.25	56	0.00 to 0.00	1.66	9.08 to 9.08
	2019	11	11.23 to 11.23	125	0.00 to 0.00	2.66	8.95 to 8.95
	2018	10	10.31 to 10.31	108	0.00 to 0.00	2.82	-0.43 to -0.43
	2017	11	10.35 to 10.35	112	0.00 to 0.00	2.77	3.67 to 3.67

Short Term Government Income Trust Series I(*)	2021	21	11.49 to 11.49	237	0.00 to 0.00	1.70	-1.59 to -1.59
	2020	21	11.68 to 11.68	247	0.00 to 0.00	1.41	3.60 to 3.60
	2019	29	11.27 to 11.27	323	0.00 to 0.00	1.68	3.39 to 3.39
	2018	28	10.90 to 10.90	307	0.00 to 0.00	2.10	0.84 to 0.84
	2017	30	10.81 to 10.81	323	0.00 to 0.00	1.40	0.57 to 0.57

Small Cap Index Trust Series I(*)	2021	1	64.97 to 64.97	46	0.00 to 0.00	0.58	14.49 to 14.49
	2020	1	56.74 to 56.74	41	0.00 to 0.00	1.44	19.29 to 19.29
	2019	1	47.57 to 47.57	35	0.00 to 0.00	1.00	25.05 to 25.05
	2018	1	38.04 to 38.04	28	0.00 to 0.00	1.04	-11.42 to -11.42
	2017	1	42.95 to 42.95	27	0.00 to 0.00	0.45	14.39 to 14.39

Small Cap Opportunities Trust Series I(*)	2021	5	77.37 to 77.37	383	0.00 to 0.00	0.43	31.10 to 31.10
	2020	7	59.02 to 59.02	384	0.00 to 0.00	0.66	9.88 to 9.88
	2019	7	53.71 to 53.71	395	0.00 to 0.00	0.40	25.54 to 25.54
	2018	8	42.79 to 42.79	330	0.00 to 0.00	0.42	-13.84 to -13.84
	2017	8	49.66 to 49.66	414	0.00 to 0.00	0.41	11.07 to 11.07

Small Cap Stock Trust Series I(*)	2021	1	65.40 to 65.40	79	0.00 to 0.00	0.00	1.20 to 1.20
	2020	1	64.63 to 64.63	80	0.00 to 0.00	0.00	51.55 to 51.55
	2019	12	42.64 to 42.64	491	0.00 to 0.00	0.00	38.02 to 38.02
	2018	12	30.90 to 30.90	361	0.00 to 0.00	0.00	-5.19 to -5.19
	2017	15	32.59 to 32.59	474	0.00 to 0.00	0.00	26.46 to 26.46

Small Cap Value Trust Series I(*)	2021	1	40.24 to 40.24	36	0.00 to 0.00	0.57	26.18 to 26.18
	2020	1	31.89 to 31.89	23	0.00 to 0.00	1.08	-6.70 to -6.70
	2019	1	34.18 to 34.18	25	0.00 to 0.00	0.59	26.52 to 26.52
	2018	1	27.01 to 27.01	20	0.00 to 0.00	0.68	-12.50 to -12.50
	2017	1	30.87 to 30.87	24	0.00 to 0.00	0.96	3.73 to 3.73

Small Company Value Trust Series I(*)	2021	0	69.93 to 69.93	16	0.00 to 0.00	0.39	22.70 to 22.70
	2020	0	56.99 to 56.99	7	0.00 to 0.00	0.29	9.25 to 9.25
	2019	0	52.17 to 52.17	6	0.00 to 0.00	0.73	25.53 to 25.53
	2018	0	41.56 to 41.56	8	0.00 to 0.00	0.23	-12.94 to -12.94
	2017	0	47.74 to 47.74	19	0.00 to 0.00	0.24	11.49 to 11.49

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Strategic Income Opportunities Trust Series I(*)	2021	41	$ 33.49 to $ 33.49	$1,378	0.00 % to 0.00%	3.32%	0.90 % to 0.90%
	2020	45	33.19 to 33.19	1,498	0.00 to 0.00	1.65	8.59 to 8.59
	2019	51	30.56 to 30.56	1,554	0.00 to 0.00	2.79	10.91 to 10.91
	2018	51	27.56 to 27.56	1,414	0.00 to 0.00	3.78	-5.03 to -5.03
	2017	55	29.02 to 29.02	1,605	0.00 to 0.00	3.07	5.59 to 5.59

Total Stock Market Index Trust Series I(*)	2021	22	59.56 to 59.56	1,306	0.00 to 0.00	0.96	24.45 to 24.45
	2020	31	47.86 to 47.86	1,469	0.00 to 0.00	1.64	21.44 to 21.44
	2019	39	39.41 to 39.41	1,518	0.00 to 0.00	1.55	29.63 to 29.63
	2018	41	30.40 to 30.40	1,260	0.00 to 0.00	1.16	-5.70 to -5.70
	2017	46	32.24 to 32.24	1,496	0.00 to 0.00	1.93	20.59 to 20.59

Ultra Short Term Bond Trust Series I(*)	2021	2	10.73 to 10.73	23	0.00 to 0.00	1.89	-0.46 to -0.46
	2020	2	10.78 to 10.78	24	0.00 to 0.00	0.74	1.46 to 1.46
	2019	17	10.63 to 10.63	175	0.00 to 0.00	4.09	3.12 to 3.12
	2018	1	10.31 to 10.31	15	0.00 to 0.00	2.58	1.40 to 1.40
	2017	1	10.17 to 10.17	6	0.00 to 0.00	1.60	0.66 to 0.66

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7.	Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)  These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratio represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on April 1, 2021. Previously known as Global Trust Series I.

(f) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub -accounts and are reflected as terminations.

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